Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)
	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
REVENUES:
Minimum rents	$181,756	$180,890	$684,205	$688,466
Percentage rents	8,849	7,155	17,549	16,412
Other rents	9,408	8,941	22,781	20,714
Tenant reimbursements	79,230	80,442	311,590	321,001
Management, development and leasing fees	1,740	1,980	6,416	7,372
Other	7,440	7,371	29,263	28,314
Total revenues	288,423	286,779	1,071,804	1,082,279

EXPENSES:
Property operating	37,977	38,507	150,755	160,715
Depreciation and amortization	74,425	83,295	286,465	306,928
Real estate taxes	23,428	22,202	97,643	96,167
Maintenance and repairs	15,293	14,635	57,293	56,796
General and administrative	11,493	9,830	43,383	41,010
Loss on impairment of real estate	14,805	114,862	40,240	114,862
Other	6,056	7,009	25,523	25,794
Total expenses	183,477	290,340	701,302	802,272
Income (loss) from operations	104,946	(3,561)	370,502	280,007
Interest and other income	1,042	1,022	3,873	5,211
Interest expense	(69,776)	(77,760)	(286,579)	(292,826)
Loss on extinguishment of debt	-	(601)	-	(601)
Gain (loss) on investments	888	(411)	888	(9,260)
Gain on sales of real estate assets	310	2,352	2,887	3,820
Equity in earnings (losses) of unconsolidated affiliates	422	3,622	(188)	5,489
Income tax benefit	1,365	619	6,417	1,222
Income (loss) from continuing operations	39,197	(74,718)	97,800	(6,938)
Operating loss of discontinued operations	(773)	(120)	(9)	(110)
Gain (loss) on discontinued operations	349	45	379	(17)
Net income (loss)	38,773	(74,793)	98,170	(7,065)
Net (income) loss attributable to noncontrolling interests in:
Operating partnership	(6,026)	29,018	(11,018)	17,845
Other consolidated subsidiaries	(6,607)	(6,561)	(25,001)	(25,769)
Net income (loss) attributable to the Company	26,140	(52,336)	62,151	(14,989)
Preferred dividends	(9,874)	(5,454)	(32,619)	(21,818)
Net income (loss) attributable to common shareholders	$16,266	$(57,790)	$29,532	$(36,807)
Basic per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$0.12	$(0.42)	$0.21	$(0.35)
Discontinued operations	-	-	-	-
Net income (loss) attributable to common shareholders	$0.12	$(0.42)	$0.21	$(0.35)
Weighted average common shares outstanding	139,376	137,878	138,375	106,366

Diluted per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$0.12	$(0.42)	$0.21	$(0.35)
Discontinued operations	-	-	-	-
Net income (loss) attributable to common shareholders	$0.12	$(0.42)	$0.21	$(0.35)
Weighted average common and potential dilutive common shares outstanding	139,432	137,878	138,416	106,366

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$16,577	$(57,735)	$29,263	$(36,721)
Discontinued operations	(311)	(55)	269	(86)
Net income (loss) attributable to common shareholders	$16,266	$(57,790)	$29,532	$(36,807)

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Net income (loss) attributable to common shareholders	$16,266	$(57,790)	$29,532	$(36,807)
Noncontrolling interest in income (loss) of operating partnership	6,026	(29,018)	11,018	(17,845)
Depreciation and amortization expense of:
Consolidated properties	74,425	83,295	286,465	306,928
Unconsolidated affiliates	6,393	6,334	27,445	28,826
Discontinued operations	1,332	1,022	5,307	2,754
Non-real estate assets	(1,281)	(231)	(4,182)	(962)
Noncontrolling interests' share of depreciation and amortization	94	(320)	(605)	(705)
(Gain) loss on discontinued operations	(349)	(45)	(379)	17
Funds from operations of the operating partnership	102,906	3,247	354,601	282,206
Loss on impairment of real estate	14,805	114,862	40,240	114,862
Funds from operations of the operating partnership, excluding loss on impairment of real estate	$117,711	$118,109	$394,841	$397,068

Funds from operations per diluted share	$0.54	$0.02	$1.87	$1.79
Loss on impairment of real estate per diluted share	0.08	0.60	0.21	0.72
Funds from operations, excluding loss on impairment of real estate, per diluted share	$0.62	$0.62	$2.08	$2.51
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,101	189,866	190,043	157,970

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:

Funds from operations of the operating partnership	$102,906	$3,247	$354,601	$282,206
Percentage allocable to common shareholders (1)	73.34%	72.63%	72.83%	67.35%
Funds from operations allocable to common shareholders	$75,471	$2,358	$258,256	$190,066

Funds from operations of the operating partnership, excluding loss on impairment of real estate	$117,711	$118,109	$394,841	$397,068
Percentage allocable to common shareholders (1)	73.34%	72.63%	72.83%	67.35%
Funds from operations allocable to Company shareholders, excluding loss on impairment of real estate	$86,329	$85,783	$287,563	$267,425

(1)
Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period.  See the reconciliation of shares and operating partnership units on page 10.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

SUPPLEMENTAL FFO INFORMATION (1)
(in thousands, except per share data)
	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Lease termination fees	$238	$2,871	$2,815	$7,284
Lease termination fees per share	$-	$0.02	$0.01	$0.05

Straight-line rental income	$738	$1,596	$5,278	$7,762
Straight-line rental income per share	$-	$0.01	$0.03	$0.05

Gains on outparcel sales	$410	$3,730	$3,015	$6,136
Gains on outparcel sales per share	$-	$0.02	$0.02	$0.04

Amortization of acquired above- and below-market leases	$178	$1,109	$2,386	$5,561
Amortization of acquired above- and below-market leases per share	$-	$0.01	$0.01	$0.04

Amortization of debt premiums	$925	$1,623	$5,134	$6,980
Amortization of debt premiums per share	$-	$0.01	$0.03	$0.04

Income tax benefit	$1,365	$619	$6,417	$1,222
Income tax benefit per share	$0.01	$-	$0.03	$0.01

Loss on impairment of real estate	$(14,805)	$(114,862)	$(40,240)	$(114,862)
Loss on impairment of real estate per share	$(0.08)	$(0.60)	$(0.21)	$(0.73)

Gain (loss) on investments	$888	$(411)	$888	$(9,260)
Gain (loss) on investments per share	$-	$-	$-	$(0.06)

(1)	Supplemental FFO information includes CBL's prorata share of unconsolidated affiliates and excludes noncontrolling interests' share of consolidated properties.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Same-Center Net Operating Income
(Dollars in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Net income (loss) attributable to the Company	$26,140	$(52,336)	$62,151	$(14,989)

Adjustments:
Depreciation and amortization	74,425	83,295	286,465	306,928
Depreciation and amortization from unconsolidated affiliates	6,393	6,334	27,445	28,826
Depreciation and amortization from discontinued operations	1,332	1,022	5,307	2,754
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	94	(320)	(605)	(705)
Interest expense	69,776	77,760	286,579	292,826
Interest expense from unconsolidated affiliates	6,472	6,332	27,861	29,092
Interest expense from discontinued operations	754	444	2,805	1,225
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(41)	(238)	(967)	(933)
Loss on extinguishment of debt	-	601	-	601
Abandoned projects	(28)	155	392	1,501
Gain on sales of real estate assets	(310)	(2,352)	(2,887)	(3,820)
Gain on sales of real estate assets of unconsolidated affiliates	(129)	(1,433)	(128)	(2,316)
(Gain) loss on investments	(888)	411	(888)	9,260
Loss on impairment of real estate	14,805	114,862	40,240	114,862
Income tax benefit	(1,365)	(619)	(6,417)	(1,222)
Net income (loss) attributable to noncontrolling interests in operating partnership	6,026	(29,018)	11,018	(17,845)
(Gain) loss on discontinued operations	(349)	(45)	(379)	17
Operating partnership's share of total NOI	203,107	204,855	737,992	746,062
General and administrative expenses	11,493	9,830	43,383	41,010
Management fees and non-property level revenues	(5,901)	(4,712)	(21,475)	(19,802)
Operating partnership's share of property NOI	208,699	209,973	759,900	767,270
Non-comparable NOI	(4,039)	(2,029)	(15,559)	(8,884)
Total same-center NOI	$204,660	$207,944	$744,341	$758,386
Total same-center NOI percentage change	-1.6%		-1.9%

Total same-center NOI	$204,660	$207,944	$744,341	$758,386
Less lease termination fees	(235)	(2,855)	(2,804)	(7,219)
Total same-center NOI, excluding lease termination fees	$204,425	$205,089	$741,537	$751,167

Malls	$186,451	$187,009	$672,569	$679,371
Associated centers	8,227	7,932	32,110	31,430
Community centers	3,634	3,310	13,590	14,114
Offices and other	6,113	6,838	23,268	26,252
Total same-center NOI, excluding lease termination fees	$204,425	$205,089	$741,537	$751,167

Percentage Change:
Malls	-0.3%		-1.0%
Associated centers	3.7%		2.2%
Community centers	9.8%		-3.7%
Offices and other	-10.6%		-11.4%
Total same-center NOI, excluding lease termination fees	-0.3%		-1.3%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)
	December 31, 2010
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,765,617	$1,444,130	$5,209,747
Noncontrolling interests' share of consolidated debt	(24,708)	(928)	(25,636)
Company's share of unconsolidated affiliates' debt	398,154	168,290	566,444
Company's share of consolidated and unconsolidated debt	$4,139,063	$1,611,492	$5,750,555
Weighted average interest rate	5.81%	2.70%	4.94%

	December 31, 2009
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,049,718	$1,566,421	$5,616,139
Noncontrolling interests' share of consolidated debt	(23,737)	(928)	(24,665)
Company's share of unconsolidated affiliates' debt	404,104	190,163	594,267
Company's share of consolidated and unconsolidated debt	$4,430,085	$1,755,656	$6,185,741
Weighted average interest rate	5.96%	3.04%	5.13%

Debt-To-Total-Market Capitalization Ratio as of December 31, 2010
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,065	$17.50	$3,326,138
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
Total market equity			3,894,888
Company's share of total debt			5,750,555
Total market capitalization			$9,645,443
Debt-to-total-market capitalization ratio			59.6%

(1)
Stock price for common stock and operating partnership units equals the closing price of the common stock on December 31, 2010.  The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)
	Three Months Ended December 31,		Year Ended December 31,
2010:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	139,376	139,432	138,375	138,416
Weighted average operating partnership units	50,670	50,669	51,626	51,627
Weighted average shares- FFO	190,046	190,101	190,001	190,043

2009:
Weighted average shares - EPS	137,878	137,878	106,366	106,366
Weighted average diluted shares for FFO (2)	-	39	-	37
Weighted average operating partnership units	51,949	51,949	51,567	51,567
Weighted average shares- FFO	189,827	189,866	157,933	157,970

Dividend Payout Ratio
	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Weighted average dividend per share	$0.22010	$0.10371	$0.90496	$0.74032
FFO per diluted, fully converted share(3)	$0.54	$0.02	$1.87	$1.79
Dividend payout ratio	40.8%	518.6%	48.4%	41.4%

(2)
Because the Company incurred net losses during the three months and year ended December 31, 2009, there are no potentially dilutive shares recognized in the number of diluted weighted average shares for EPS purposes for those periods due to their anti-dilutive nature.  However, because FFO was positive during these periods, the dilutive shares are recognized in the number of diluted weighted average shares for purposes of calculating FFO per share.

(3)
FFO per diluted, fully converted share for the three months and year ended December 31, 2010, includes the impact of non-cash impairments of real estate of $0.08 and $0.21, respectively, per share.  FFO per diluted, fully converted share for the three months and year ended December 31, 2009, includes the impact of non-cash impairments of real estate of $0.60 and $0.73, respectively, per share.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Consolidated Balance Sheets
(Unaudited,  in thousands except share data)
	December 31,
ASSETS	2010	2009

Real estate assets:
Land	$928,025	$946,750
Buildings and improvements	7,543,326	7,569,015
	8,471,351	8,515,765
Accumulated depreciation	(1,721,194)	(1,505,840)
	6,750,157	7,009,925
Developments in progress	139,980	85,110
Net investment in real estate assets	6,890,137	7,095,035
Cash and cash equivalents	50,896	48,062
Receivables:
Tenant, net of allowance	77,989	73,170
Other	11,996	8,162
Mortgage and other notes receivable	30,519	38,208
Investments in unconsolidated affiliates	179,410	186,523
Intangible lease assets and other assets	265,607	279,950
	$7,506,554	$7,729,110

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY

Mortgage and other indebtedness	$5,209,747	$5,616,139
Accounts payable and accrued liabilities	314,651	248,333
Total liabilities	5,524,398	5,864,472
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	34,379	22,689
Redeemable noncontrolling preferred joint venture interest	423,834	421,570
Total redeemable noncontrolling interests	458,213	444,259
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 and 700,000 shares outstanding in 2010 and 2009, respectively	18	7
Common Stock, $.01 par value, 350,000,000 shares authorized, 147,923,707 and 137,888,408 issued and outstanding in 2010 and 2009, respectively	1,479	1,379
Additional paid-in capital	1,657,507	1,399,654
Accumulated other comprehensive income	7,855	491
Accumulated deficit	(366,526)	(283,640)
Total shareholders' equity	1,300,338	1,117,896
Noncontrolling interests	223,605	302,483
Total equity	1,523,943	1,420,379
	$7,506,554	$7,729,110

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
EBITDA:
Net income (loss) attributable to the Company	$26,140	$(52,336)	$62,151	$(14,989)

Adjustments:
Depreciation and amortization	74,425	83,295	286,465	306,928
Depreciation and amortization from unconsolidated affiliates	6,393	6,334	27,445	28,826
Depreciation and amortization from discontinued operations	1,332	1,022	5,307	2,754
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	94	(320)	(605)	(705)
Interest expense	69,776	77,760	286,579	292,826
Interest expense from unconsolidated affiliates	6,472	6,332	27,861	29,092
Interest expense from discontinued operations	754	444	2,805	1,225
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(41)	(238)	(967)	(933)
Loss on extinguishment of debt	-	601	-	601
Income and other taxes	(1,559)	(207)	(5,681)	1,275
(Gain) loss on investments	(888)	411	(888)	9,260
Loss on impairment of real estate	14,805	114,862	40,240	114,862
Abandoned projects	(28)	155	392	1,501
Net income (loss) attributable to noncontrolling interests in operating partnership	6,026	(29,018)	11,018	(17,845)
(Gain) loss on discontinued operations	(349)	(45)	(379)	17
Company's share of total EBITDA	$203,352	$209,052	$741,743	$754,695

Interest Expense:
Interest expense	$69,776	$77,760	$286,579	$292,826
Interest expense from unconsolidated affiliates	6,472	6,332	27,861	29,092
Interest expense from discontinued operations	754	444	2,805	1,225
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(41)	(238)	(967)	(933)
Company's share of total interest expense	$76,961	$84,298	$316,278	$322,210

Ratio of EBITDA to Interest Expense	2.64	2.48	2.35	2.34

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Company's share of total EBITDA	$203,352	$209,052	$741,743	$754,695
Interest expense	(69,776)	(77,760)	(286,579)	(292,826)
Interest expense from discontinued operations	(754)	(444)	(2,805)	(1,225)
Noncontrolling interests' share of interest expense in
other consolidated subsidiaries	41	238	967	933
Income and other taxes	1,559	207	5,681	(1,275)
Amortization of deferred financing costs and debt premiums (discounts)	2,195	2,337	7,414	1,570
Net amortization of intangible lease assets	97	(162)	(1,384)	(2,223)
Depreciation and interest expense from unconsolidated affiliates	(12,865)	(12,666)	(55,306)	(57,918)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(94)	320	605	705
Noncontrolling interest in income of other consolidated subsidiaries	6,607	6,561	25,001	25,769
Gain on outparcel sales	(310)	(2,352)	(2,887)	(3,820)
Realized foreign currency (gain) loss	-	(11)	169	65
Equity in (earnings) losses of unconsolidated affiliates	(422)	(3,622)	188	(5,489)
Distributions from unconsolidated affiliates	1,405	4,490	4,959	12,665
Income tax benefit from share-based compensation	-	-	(1,815)	-
Share-based compensation expense	380	797	2,312	3,160
Provision for doubtful accounts	(3,016)	513	(66)	5,000
Change in deferred tax accounts	(214)	784	2,031	1,170
Changes in operating assets and liabilities	12,133	5,509	(10,072)	(9,318)
Cash flows provided by operating activities	$140,318	$133,791	$430,156	$431,638

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Schedule of Mortgage and Other Indebtedness as of December 31, 2010
(Dollars in thousands )
							Balance
Location	Property	Original Maturity Date	Original Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.26%	$15,002		$-	$15,002
D'lberville, MS	The Promenade	Mar-11	Mar-12	2.13%	64,265		-	64,265
St. Louis, MO	West County Center - restaurant village	Mar-11	Mar-13	1.26%	29,424		-	29,424
Lexington, KY	Fayette Mall	Jul-11		7.00%	85,045		85,045	-
St. Louis, MO	Mid Rivers Mall	Jul-11		7.24%	78,748		78,748	-
Pearland, TX	Pearland Town Center	Jul-11	Jul-12	2.71%	126,321		-	126,321
Pearland, TX	Pearland Office	Jul-11	Jul-12	2.71%	7,562		-	7,562
Panama City, FL	Panama City Mall	Aug-11		7.30%	36,495		36,495	-
Chattanooga, TN	CBL Center II	Aug-11		4.50%	11,599		-	11,599
Asheville, NC	Asheville Mall	Sep-11		6.98%	62,141		62,141	-
Burlington, NC	Alamance Crossing	Sep-11		1.51%	52,183		-	52,183
Nashville, TN	RiverGate Mall	Sep-11	Sep-13	2.51%	87,500		-	87,500
Ft. Smith, AR	Massard Crossing	Feb-12		7.54%	5,413		5,413	-
Houston, TX	Willowbrook Plaza	Feb-12		7.54%	27,698		27,698	-
Vicksburg, MS	Pemberton Plaza	Feb-12		7.54%	1,850		1,850	-
High Point, NC	Oak Hollow Mall	Feb-12		2.00%	39,484		39,484	-
Fayetteville, NC	Cross Creek Mall	Apr-12		7.40%	57,981		57,981	-
Colonial Heights, VA	Southpark Mall	May-12		7.00%	32,229		32,229	-
Douglasville, GA	Arbor Place	Jul-12		6.51%	66,936		66,936	-
Saginaw, MI	Fashion Square	Jul-12		6.51%	51,249		51,249	-
Louisville, KY	Jefferson Mall	Jul-12		6.51%	37,287		37,287	-
North Charleston, SC	Northwoods Mall	Jul-12		6.51%	53,384		53,384	-
Jackson, TN	Old Hickory Mall	Jul-12		6.51%	29,567		29,567	-
Asheboro, NC	Randolph Mall	Jul-12		6.50%	12,891		12,891	-
Racine, WI	Regency Mall	Jul-12		6.51%	29,238		29,238	-
Douglasville, GA	The Landing at Arbor Place	Jul-12		6.51%	7,556		7,556	-
Spartanburg, SC	WestGate Mall	Jul-12		6.50%	46,310		46,310	-
Chattanooga, TN	CBL Center	Aug-12		6.25%	13,139		13,139	-
Livonia, MI	Laurel Park Place	Dec-12		8.50%	46,258		46,258	-
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	113,765		113,765	-
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	68,915		68,915	-
St. Louis, MO	West County Center	Apr-13		5.19%	148,949		148,949	-
Columbia, SC	Columbia Place	Sep-13		5.45%	28,322		28,322	-
St. Louis, MO	South County Center	Oct-13		4.96%	75,791		75,791	-
Joplin, MO	Northpark Mall	Mar-14		5.75%	36,063		36,063	-
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	-
Fairview Heights, IL	St. Clair Square	Jan-15		4.53%	70,875	(a)	70,875	-
Rockford, IL	CherryVale Mall	Oct-15		5.00%	86,029		86,029	-
Brookfield, IL	Brookfield Square	Nov-15		5.08%	96,362		96,362	-
Madison, WI	East Towne Mall	Nov-15		5.00%	73,340		73,340	-
Madison, WI	West Towne Mall	Nov-15		5.00%	103,592		103,592	-
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	30,790		30,790	-
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	-
Janesville, WI	Janesville Mall	Apr-16		8.38%	7,868		7,868	-
Akron, OH	Chapel Hill Mall	Aug-16		6.10%	72,537		72,537	-
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	79,910		79,910	-
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	109,938		109,938	-
Midland, MI	Midland Mall	Aug-16		6.10%	35,797		35,797	-
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000		140,000	-
Southaven, MS	Southaven Towne Center	Jan-17		5.50%	43,366		43,366	-
Cary, NC	Cary Towne Center	Mar-17		8.50%	63,441		63,441	-
Charleston, SC	Citadel Mall	Apr-17		5.68%	71,318		71,318	-
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	16,159		16,159	-
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	21,337		21,337	-
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	142,617		142,617	-
Layton, UT	Layton Hills Mall	Apr-17		5.66%	101,930		101,930	-

						Balance
Location	Property	Original Maturity Date	Original Extended Maturity Date	Interest Rate	Balance	Fixed	Variable

Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	$42,102	$42,102	$-
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,875	15,875	-
Nashville, TN	CoolSprings Galleria	May-18		6.98%	113,664	113,664	-
Nashville, TN	The Courtyard at Hickory Hollow	Oct-18		6.00%	1,663	1,663	-
Nashville, TN	Hickory Hollow Mall	Oct-18		6.00%	28,786	28,786	-
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	160,231	160,231	-
Daytona Beach, FL	Volusia Mall	Jul-19		8.00%	56,040	56,040	-
Terre Haute, IN	Honey Creek Mall	Jul-19		8.00%	32,577	32,577	-
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,693	14,693	-
Burnsville, MN	Burnsville Center	Jul-20		6.00%	82,395	82,395	-
Huntsville, AL	Parkway Place	Jul-20		6.50%	41,717	41,717	-
Roanoke, VA	Valley View Mall	Jul-20		6.50%	64,561	64,561	-

	SUBTOTAL				$4,156,570	$3,762,714	$393,856
Weighted average interest rate					5.49%	5.82%	2.30%

Debt Premiums (Discounts): (b)
St. Louis, MO	Mid Rivers Mall	Jul-11		7.24%	$692	$692	$-
Fayetteville, NC	Cross Creek Mall	Apr-12		7.40%	1,770	1,770	-
Colonial Heights, VA	Southpark Mall	May-12		7.00%	817	817	-
Livonia, MI	Laurel Park Place	Dec-12		8.50%	2,855	2,855	-
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	923	923	-
St. Louis, MO	West County Center	Apr-13		5.19%	(1,844)	(1,844)	-
St. Louis, MO	South County Center	Oct-13		4.96%	(1,031)	(1,031)	-
Joplin, MO	Northpark Mall	Mar-14		5.75%	246	246	-
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	(1,525)	(1,525)	-

	SUBTOTAL				$2,903	$2,903	$-
Weighted average interest rate					4.12%	4.12%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,159,473	$3,765,617	$393,856
Weighted average interest rate					5.49%	5.82%	2.30%

Construction Loans:
Madison, MS	The Forum at Grandview - Land	Sep-12	Sep-13	3.76%	$1,800	$-	$1,800
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.26%	9,741	-	9,741
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Dec-13	Dec-15	3.27%	2,413	-	2,413
Burlington, NC	Alamance West	Dec-13	Dec-15	3.26%	582	-	582

	SUBTOTAL				$14,536	$-	$14,536

Credit Facilities:
Secured credit facilities:
$525,000 capacity		Feb-12	Feb-13	5.25%	$75,124	$-	$75,124
$520,000 capacity		Aug-11	Apr-14	3.10%	518,920	-	518,920
$105,000 capacity		Jun-12		4.50%	4,200	-	4,200
Total secured facilities				3.75%	598,244	-	598,244
Unsecured term facilities:
General		Apr-11	Apr-13	1.92%	228,000	-	228,000
Starmount		Nov-11	Nov-12	1.39%	209,494	-	209,494
Total term facilities				1.64%	437,494	-	437,494

	SUBTOTAL			2.96%	$1,035,738	$-	$1,035,738

Total Consolidated Debt					$5,209,747	$3,765,617	$1,444,130
Weighted average interest rate					4.92%	5.82%	2.57%

							Balance
Location	Property	Original Maturity Date	Original Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.76%	$11,561		$-	$11,561
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	42,334		-	42,334
West Melbourne, FL	Hammock Landing Phase II	Aug-11		2.26%	3,276		-	3,276
York, PA	York Town Center	Oct-11		1.51%	20,038		-	20,038
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	69,363		-	69,363
Lee's Summit, MO	Summit Fair	Jul-12		4.00%	21,718	(c)	-	21,718
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625		4,625	-
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555		2,555	-
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405		405	-
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100		1,100	-
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,813		38,813	-
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971		971	-
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850		7,850	-
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533		1,533	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	42,816	(d)	42,816	-
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	32,940		32,940	-
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	95,275		95,275	-
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	17,504		17,504	-
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	11,662		11,662	-
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	13,203		13,203	-
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	21,296		21,296	-
Harrisburg, PA	High Pointe Commons	May-17		5.74%	7,296		7,296	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	95,400		95,400	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	2,910		2,910	-

	SUBTOTAL				$566,444		$398,154	$168,290

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center	8.00%		6.25%	$(1,051)		$(1,051)	$-
Chattanooga, TN	CBL Center II	8.00%		4.50%	(928)		-	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,616)		(1,616)	-
Chattanooga, TN	The Terrace	8.00%		7.25%	(1,175)		(1,175)	-
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(10,995)		(10,995)	-
High Point, NC	Oak Hollow Mall	25.00%		2.00%	(9,871)		(9,871)	-

	SUBTOTAL				$(25,636)		$(24,708)	$(928)

Company's Share Of Consolidated And Unconsolidated Debt					$5,750,555		$4,139,063	$1,611,492
Weighted average interest rate					4.94%		5.81%	2.70%

							Balance
Location	Property	Original Maturity Date	Original Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.76%	$11,561		$-	$11,561
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	42,334		-	42,334
West Melbourne, FL	Hammock Landing Phase II	Aug-11		2.26%	3,276		-	3,276
York, PA	York Town Center	Oct-11		1.51%	40,075		-	40,075
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Jun-13	4.50%	69,363		-	69,363
Lee's Summit, MO	Summit Fair	Jul-12		4.00%	80,437	(c)	-	80,437
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250		9,250	-
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110		5,110	-
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809		809	-
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625		77,625	-
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199		2,199	-
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941		1,941	-
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700		15,700	-
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066		3,066	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	85,633	(d)	85,633	-
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	54,900		54,900	-
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	190,553		190,553	-
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	35,009		35,009	-
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	24,552		24,552	-
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	26,406		26,406	-
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	42,592		42,592	-
Harrisburg, PA	High Pointe Commons	May-17		5.74%	14,592		14,592	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	190,800		190,800	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	5,820		5,820	-

					$1,033,603		$786,557	$247,046
Weighted average interest rate					5.13%		5.59%	3.69%

(a)
The Company has an interest rate cap on a notional amount of $72,000, amortizing to $69,375 over the term of the cap, related to St. Clair Square to limit the maximum interest rate that may be applied to the variable-rate loan to 7.00%.  The cap terminates in January 2012.

(b)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(c)	The Company has guaranteed 27%, up to a maximum of $24,379, of the outstanding balance of this construction financing.
(d)
Represents a first mortgage securing the property.  In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Schedule of Maturities of Mortgage and Other Indebtedness Based on Outstanding Balances as of December 31, 2010
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2011	$326,211	$23,314	$(928)	$348,597	6.06%
2012	970,312	33,279	(10,922)	992,669	17.26%
2013	872,592	169,549	-	1,042,141	18.12%
2014	678,124	42,816	-	720,940	12.54%
2015	799,083	128,215	-	927,298	16.13%
2016	446,050	29,166	(10,995)	464,221	8.07%
2017	518,145	140,105	(1,616)	656,634	11.42%
2018	304,344	-	-	304,344	5.29%
2019	88,617	-	-	88,617	1.54%
2020	203,366	-	(1,175)	202,191	3.52%
Face Amount of Debt	5,206,844	566,444	(25,636)	5,747,652	99.95%
Net Premiums on Debt	2,903	-	-	2,903	0.05%
Total	$5,209,747	$566,444	$(25,636)	$5,750,555	100.00%

Based on Original Maturity Dates as of December 31, 2010:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2011	$1,612,699	$146,572	$(928)	$1,758,343	30.58%
2012	639,594	21,718	(10,922)	650,390	11.31%
2013	448,478	57,852	-	506,330	8.81%
2014	149,463	42,816	-	192,279	3.34%
2015	796,088	128,215	-	924,303	16.07%
2016	446,050	29,166	(10,995)	464,221	8.07%
2017	518,145	140,105	(1,616)	656,634	11.42%
2018	304,344	-	-	304,344	5.29%
2019	88,617	-	-	88,617	1.54%
2020	203,366	-	(1,175)	202,191	3.52%
Face Amount of Debt	5,206,844	566,444	(25,636)	5,747,652	99.95%
Net Premiums on Debt	2,903	-	-	2,903	0.05%
Total	$5,209,747	$566,444	$(25,636)	$5,750,555	100.00%

Debt Covenant Compliance Ratios as of December 31, 2010:

Covenant	Required	Actual	In Compliance
Debt to Gross Asset Value	<65%	53%	Yes
Interest Coverage Ratio	>1.75x	2.35x	Yes
Debt Service Coverage Ratio	>1.50x	1.86x	Yes

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	854,790	$34.03	$31.39	-7.8%	$32.43	-4.7%
Stabilized malls	790,630	35.13	32.31	-8.0%	33.39	-5.0%
New leases	171,627	44.04	48.34	9.8%	51.34	16.6%
Renewal leases	619,003	32.66	27.87	-14.7%	28.41	-13.0%

Year to Date:
All Property Types (1)	2,788,111	$37.33	$33.50	-10.3%	$34.53	-7.5%
Stabilized malls	2,540,679	39.01	34.95	-10.4%	36.03	-7.6%
New leases	661,387	43.64	41.74	-4.4%	44.02	0.9%
Renewal leases	1,879,292	37.38	32.57	-12.9%	33.22	-11.1%

Total Leasing Activity

Square Feet

Quarter:
Total leased	1,375,281
Operating portfolio	1,274,742
Development portfolio	100,539

Year to Date:
Total leased	4,841,541
Operating portfolio	4,445,697
Development portfolio	395,844

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of December 31,
	2010	2009
Stabilized malls	$29.36	$29.40
Non-stabilized malls	25.64	25.81
Associated centers	12.04	11.75
Community centers	13.76	14.99
Offices	18.14	19.10

(1)	Includes Stabilized malls, Associated centers, Community centers and Offices
(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Top 25 Tenants Based on Percentage of Total Revenues as of December 31, 2010

	Tenant	Number of Stores	Square Feet	Percentage of Total Revenues
1	Limited Brands, LLC (1)	159	804,848	3.16%
2	Foot Locker, Inc.	177	677,686	2.51%
3	Abercrombie & Fitch, Co.	96	651,171	2.23%
4	The Gap, Inc.	87	949,234	2.21%
5	AE Outfitters Retail Company	84	494,397	2.18%
6	Signet Group plc (2)	115	205,104	1.91%
7	Dick's Sporting Goods, Inc.	21	1,226,221	1.59%
8	Genesco Inc. (3)	191	277,182	1.57%
9	Luxottica Group, S.P.A. (4)	140	309,267	1.52%
10	Zale Corporation	134	136,563	1.34%
11	Express Fashions	48	401,113	1.30%
12	JC Penney Company, Inc. (5)	73	8,436,794	1.29%
13	Finish Line, Inc.	72	374,276	1.25%
14	New York & Company, Inc.	55	391,967	1.22%
15	Dress Barn, Inc. (6)	99	435,007	1.09%
16	Charlotte Russe Holding, Inc.	51	353,385	1.06%
17	Aeropostale, Inc.	76	261,199	1.06%
18	Pacific Sunwear of California	67	248,824	0.96%
19	The Buckle, Inc.	49	244,601	0.95%
20	Forever 21 Retail, Inc.	21	304,522	0.95%
21	Sun Capital Partners, Inc. (7)	55	614,044	0.92%
22	Barnes & Noble Inc.	20	704,452	0.91%
23	The Regis Corporation	154	185,467	0.86%
24	The Children's Place Retail Stores, Inc.	54	228,965	0.86%
25	Claire's Stores, Inc.	116	136,801	0.86%
		2,214	19,053,090	35.76%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(5)	JC Penney Co., Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Sun Capital Partners, Inc. operates Gordmans, Limited Stores, Fazoli's, Anchor Blue, Smokey Bones, Souper Salad and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Capital Expenditures for the Three Months and Year Ended December 31, 2010
(In thousands)
	Three Months	Year

Tenant allowances	$9,590	$39,929

Renovations	118	269

Deferred maintenance:
Parking lot and parking lot lighting	2,498	7,347
Roof repairs and replacements	642	3,831
Other capital expenditures	1,991	8,718
Total deferred maintenance expenditures	5,131	19,896

Total capital expenditures	$14,839	$60,094

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area.  A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings.  The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants.  We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period.  The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants.  Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2010	2009
Quarter ended:
March 31,	$212	$651
June 30,	567	208
September 30,	929	690
December 31,	976	699
	$2,684	$2,248

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2010

Properties Opened During the Year Ended December 31, 2010
(Dollars in thousands)
		Total Project	CBL's Share of
Property	Location	Square Feet	Total Cost (d)	Cost to Date (e)	Date Opened	Initial Yield
Community Centers:
The Forum at Grandview (Phase I) (a)	Madison, MS	110,690	$19,653	$26,521	Fall-10	6.0	%*
The Pavilion at Port Orange (Phase I and Phase 1A) (b)	Port Orange, FL	494,025	67,742	61,779	Fall-09/Spring-10	7.3	%*
		604,715	$87,395	$88,300

Properties Under Development at December 31, 2010
(Dollars in thousands)
		Total
		Project	CBL's Share of		Expected
		Square	Total	Cost	Opening	Initial
Property	Location	Feet	Cost (d)	to Date (e)	Date	Yield
Mall Expansion:
Alamance West	Burlington, NC	236,438	$16,296	$5,903	Fall-11	10.9%

Community Center Expansion:
Settlers Ridge (Phase II)	Robinson Township, PA	86,617	12,370	11,038	Summer-11	9.9%

Community/Outlet Center:
The Outlet Shoppes at Oklahoma City (c)	Oklahoma City, OK	325,190	60,880	27,437	Summer-11	10.6%
		648,245	$89,546	$44,378

(a)	The Forum at Grandview is a 75/25 joint venture. Total cost and cost to date are reflected at 100 percent.
(b)	The Pavilion at Port Orange is a 50/50 joint venture.
(c)	The Outlet Shoppes at Oklahoma City is a 75/25 joint venture. Total cost and cost to date are reflected at 100 percent.
(d)	Total Cost is presented net of reimbursements to be received.
(e)	Cost to Date does not reflect reimbursements until they are received.

*	Pro forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.